SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 13, 2015

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)                                                                             (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, on November 13, 2015, Thaddeus Dupper, Chief Executive Officer and Chairman of the Board of Evolving Systems, Inc., entered into an agreement to exercise and sell up to 74,478 stock options at predetermined sales prices and quantities over a period commencing November 16, 2015 and ending December 27, 2015.  The options are ten-year options issued on December 28, 2005 and will expire if not exercised by December 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2015

Evolving Systems, Inc.

By:	/s/ DANIEL J. MOORHEAD
Daniel J. Moorhead
Vice President, Finance & Administration